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                                                                   EXHIBIT 10.16

                                                                  ANNAPOLIS MALL
                                                             ANNAPOLIS, MARYLAND


                            AMENDED AND RESTATED
                    SUBCONTRACT OF MANAGEMENT RIGHTS

          THIS AMENDED AND RESTATED SUBCONTRACT OF MANAGEMENT RIGHTS, dated as of May 21, 1997, is made by and between CENTERMARK PROPERTIES OF ANNAPOLIS, INC., a Delaware corporation ("Managing Partner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Sub-Manager").

                                  RECITALS

          A. Managing Partner is the managing general partner of Annapolis Mall Limited Partnership (the "Partnership"), the owner of the Annapolis Mall, Anne Arundel County, Maryland (the "Property").

          B. Pursuant to that certain Limited Partnership Agreement, dated May 2, 1979, for the Partnership, as amended (the "Partnership Agreement"), Managing Partner is responsible for providing normal property management and leasing services for the Property on the terms and conditions set forth therein.

          C. Managing Partner subcontracted the management services to Sub-Manager pursuant to that certain Subcontract of Management Rights (the "Original Subcontract"), dated as of July 1, 1996.

          D. Managing Partner and Sub-Manager desire to amend and restate the Original Subcontract in its entirety.

                                 AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Managing Partner and Sub-Manager hereby amend and restate the Original Subcontract in its entirety as follows:

          1. Manager hereby engages Sub-Manager, effective on the Assumption Date (as such term is defined in that certain Letter Agreement, dated July 1, 1996, between Westfield America, Inc. (formerly known as CenterMark Properties, Inc.) and Sub-Manager, as amended), to provide all of the property management and leasing services relating to the Property required to be performed by Managing Partner under the Partnership Agreement upon the terms and conditions set forth in the form of Management Agreement

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attached hereto as Exhibit A (the "Form Management Agreement"), PROVIDED that
(A) all references in the Form Management Agreement to Owner shall be deemed to refer to Managing Partner, (B) the Sub-Manager's rights and obligations shall in all events be subject and subordinate to the terms of the Partnership Agreement and in no event shall the Sub-Manager have any greater rights or responsibilities with respect to the management and leasing of the Property than are granted to or imposed on Managing Partner under the Partnership Agreement or to the manager under the Form Management Agreement and (C) the fee and other amounts payable to Sub-Manager shall be equal to, and payable upon the same terms as, the management and related fees payable to Managing Partner under the Partnership Agreement.

          2. If Managing Partner shall terminate or elect not to renew all of the Management Agreements between Managing Partner or its affiliates and Sub-Manager set forth on Schedule I attached hereto in accordance with the terms of Article XVI thereof, Managing Partner shall have the right to simultaneously notify Sub-Manager of its election to terminate this Subcontract.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                       WESTFIELD AMERICA, INC.

                                       By:  /s/ Mark Stefanek
                                          ---------------------------------
                                          Name:  Mark Stefanek
                                          Title: Chief Financial Advisor &
                                                 Treasurer

                                       CENTERMARK MANAGEMENT COMPANY

                                       By:  WESTFIELD SERVICES, INC.,
                                            managing general partner

                                            By:  /s/ Richard Green
                                               ----------------------------
                                               Name:  Richard Green
                                               Title:  President


                                    2


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                                   EXHIBIT A*











---------
* The Form of Management Agreement is set forth on Exhibit 10.14 and is hereby incorporated by reference.

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                                SCHEDULE 1

                      OTHER MANAGEMENT AGREEMENTS

Separate Management Agreements, each dated as July 1, 1996, as amended, with respect to each of the following shopping centers:

Connecticut Post Mall
Eagle Rock Plaza
Eastland Shopping Center
Enfield Center
Mid Rivers Mall
Montgomery Mall
Plaza Bonita
South County Center
South Shore Mall
Trumbull Mall
West County Center
Plaza at West Covina
West Park Mall
Westland Center


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                SCHEDULE OF SUBSTANTIALLY IDENTICAL AGREEMENTS


           The filed agreement is substantially identical in all material respects to the Amended and Restated Subcontract of Management Rights for the following Property:


Property             Parties to Agreement                    Date of Agreement
-------              --------------------                    -----------------
Vancouver Mall       Centermark Properties of Vancouver,     May 21, 1997
                     Inc. and CMC
